SERVICE AGREEMENT


     THIS AGREEMENT entered into this first day of August, 1993, by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as "Seller," first party, and National Fuel Gas Distribution Corporation, hereinafter referred to as "Buyer," second party,


                                  WITNESSETH

     WHEREAS, pursuant to the requirements of Order Nos. 636, 636-A and 636-B, issued by the Federal Energy Regulatory Commission, National Fuel Gas Supply Corporation ("National") has assigned to one of its customers upstream capacity previously provided under Seller's FT Rate Schedule Contract #0.3698; and

     WHEREAS, upon the effective date of this Agreement, the contractual arrangement between National and Seller is terminated and abandonment of service under the FT Rate Schedule Contract #0.3698 is automatically authorized; and

     WHEREAS, Buyer has been assigned all National's capacity previously provided under FT Rate Schedule Contract #0.3698, and agrees to such assignment and assumes National's obligations pursuant to the Service Agreement and Seller's FT Rate Schedule of Vol. 1 of its FERC Gas Tariff; and

     WHEREAS, Seller will provide service hereunder to Buyer pursuant to Seller's blanket certificate authorization and Rate Schedule FT for the assigned capacity designated hereinbelow.

     NOW, THEREFORE, Seller and Buyer agree as follows:


                                   ARTICLE I
                          GAS TRANSPORTATION SERVICE

     1. Subject to the terms and provisions of this agreement and of Seller Is Rate Schedule FT, Buyer agrees to deliver or cause to be delivered to Seller gas for transportation and Seller agrees to receive, transport and redeliver natural gas to Buyer or for the account of Buyer, on a firm basis, up to the dekatherm equivalent of a Transportation Contract Quantity ("TCQ") of 25,442 Mcf per day.

     2. Transportation service rendered hereunder shall not be subject to curtailment or interruption except as provided in Section 11 of the General Terms and Conditions of Seller's FERC Gas Tariff.


                                  ARTICLE II
                             POINT(S) OF RECEIPT

     Buyer shall deliver or cause to be delivered gas at the point(s) of receipt hereunder at a pressure sufficient to allow the gas to enter Seller's pipeline system at the varying pressures that may exist in such system from time to time; provided, however, the pressure of the gas delivered or caused to be delivered by Buyer shall not exceed the maximum operating pressures) of Seller's pipeline system at such point(s) of receipt. In the event the maximum operating pressure(s) of Seller's pipeline system, at the point(s) of receipt hereunder, is from time to time increased or decreased, then the maximum allowable pressure(s) of the gas delivered or caused to be delivered by Buyer to Seller at the point(s) of receipt shall be correspondingly increased or decreased upon

<PAGE 2>
                                SERVICE AGREEMENT
                                   (Continued)


written notification of Seller to Buyer. The point (s) of receipt for natural gas received for transportation pursuant to this agreement shall be:

See Exhibit A, attached hereto, for points of receipt.


                                   ARTICLE III
                               POINT(S) OF DELIVERY

     Seller shall redeliver to Buyer or for the account of Buyer the gas transported hereunder at the following point (s) of delivery and at a pressure
(s) of:

See Exhibit B, attached hereto, for points of delivery and pressures.


                                    ARTICLE IV
                                TERM OF AGREEMENT

     This agreement shall be effective as of August 1, 1993 and shall remain in force and effect until 8:00 a.m. Eastern Standard Time October 31, 2004 and thereafter until terminated by Seller or Buyer upon at least three (3) years prior written notice; provided, however, this agreement shall terminate immediately and, subject to the receipt of necessary authorizations, if any, Seller may discontinue service hereunder if (a) Buyer, in Seller's reasonable judgement fails to demonstrate credit worthiness, and (b) Buyer fails to provide adequate security in accordance with Section 8.3 of Seller's Rate Schedule FT. As set forth in Section 8 of Article II of Seller's August 7, 1989 revised Stipulation and Agreement in Docket Nos. RP88-68 et.al., (a) pregranted abandonment under Section 284.221(d) of the Commission's Regulations shall not apply to any long term conversions from firm sales service to transportation service under Seller's Rate Schedule FT and (b) Seller shall not exercise its right to terminate this service agreement as it applies to transportation service resulting from conversions from firm sales service so long as Buyer is willing to pay rates no less favorable than Seller is otherwise able to collect from third parties for such service.


                                    ARTICLE V
                            RATE SCHEDULE AND PRICE

     1. Buyer shall pay Seller for natural gas delivered to Buyer hereunder in accordance with Seller's Rate Schedule FT and the applicable provisions of the General Terms and Conditions of Seller's FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and as the same may be legally amended or superseded from time to time. Such Rate Schedule and General Terms and Conditions are by this reference made a part hereof.

     2. Seller and Buyer agree that the quantity of gas that Buyer delivers or causes to be delivered to Seller shall include the quantity of gas retained by Seller for applicable compressor fuel, line loss make-up (and injection fuel under Seller's Rate Schedule GSS, if applicable) in providing the transportation service hereunder, which quantity may be changed from time to time and which will be specified in the currently effective Sheet No. 44 of Volume No. 1 of this Tariff which relates to service under this agreement and which is incorporated herein.

<PAGE 3>
                                SERVICE AGREEMENT
                                   (Continued)



      3. In addition to the applicable charges for firm transportation service pursuant to Section 3 of Seller' s Rate Schedule FT, Buyer shall reimburse Seller for any and all filing fees incurred as a result of Buyer's request for service under Seller's Rate Schedule FT, to the extent such fees are imposed upon Seller by the Federal Energy Regulatory Commission or any successor governmental authority having jurisdiction.


                                    ARTICLE VI
                                   MISCELLANEOUS

      1. This Agreement supersedes and cancels as of the effective date hereof the following contracts):

          National Fuel Gas Supply Corporation/Transcontinental Gas Pipe Line Corporation former FT Service Agreement Contract #0.3698, dated February 1, 1992.

      2. No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

      3. The interpretation and performance of this agreement shall be in accordance with the laws of the State of Texas, without recourse to the law governing conflict of laws, and to all present and future valid laws with respect to the subject matter, including present and future orders, rules and regulations of duly constituted authorities.

      4. This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

      5. Notices to either party shall be in writing and shall be considered as duly delivered when mailed to the other party at the following address:

                             (a)     If to Seller:
                                     Transcontinental Gas Pipe Line Corporation
                                     P. 0. Box 1396
                                     Houston, Texas    77251
                                     Attention:  Customer Services, Northern
                                                 Market Area

                             (b)     If to Buyer:
                                     National Fuel Gas Distribution Corporation
                                     10 Lafayette Square
                                     Buffalo, NY 14203
                                     Attention: Mr. Walter DeForest

Such addresses may be changed from time to time by mailing appropriate notice thereof to the other party by certified or registered mail.

<PAGE 4>
                              SERVICE AGREEMENT
                                 (Continued)


     IN WITNESS  WHEREOF,  the parties  hereto have caused this  agreement to be
signed  by  their  respective   officers  or   representatives   thereunto  duly
authorized.

                             TRANSCONTINENTAL GAS  PIPE  LINE  CORPORATION
                                               (seller)


                              By  /s/ Thomas E. Skains
                                  Thomas E. Skains, Senior Vice   President
                                  Transportation  and  Customer  Services




                             NATIONAL FUEL  GAS  DISTRIBUTION  CORPORATION

                              By  /s/ S. Dennis Holbrook
                                  S. Dennis Holbrook,      Vice President


<PAGE 5>
                                EXHIBIT   "A"
                                     (FT)                 System Contract #.6487
                                                                   Buyer's
                                                                 Cumulative
                                                              Mainline Capacity
                                                                 Entitlement
                  Point(s)  of  Receipt                          (Mcf/day)*

1.       Suction Side  of  Seller's  Compressor                    4,325
         station 30 at the  Existing  Point  of
         Interconnection between Seller's
         Central Texas  Lateral  and  Seller's
         Mainline at  Wharton  County,  Texas.
         (Station 30 TP#7133)

2.       Existing  Point  of  Interconnection                      4,325
         between Seller and Valero Transmission
         company (Seller Meter  No.  3396)  at
         Wharton County, Texas.  (Wharton Valero
         TP#6690)

3.       Existing  Point  of  Interconnection                      4,325
         between Seller and Meter named
         Spanish Camp (Seller Meter
         No. 3365) Wharton County, Texas.
         (Spanish Camp-Delhi TP#6895)

4.       Existing  Point  of  Interconnection                      4,325
         between Seller and  Meter  named  Denton
         Cooley #1 (Seller Meter  No.  3331),  in
         Fort Bend County, Texas.
         (Denton Cooley #1 TP#1106)

5.       Existing Point of Interconnection between                 4,325
         Seller and Meter named Randon East (Fulshear)
         (Seller Meter No. 1427), in Fort Bend County,
         Texas.   (Randon East (Fulshear) TP#299)

6.       Existing  Point  of  Interconnection                      4,325
         between Seller and Meter named Katy-
         Enserch (Seller Meter  No.  4259),  in
         Fort Bend County, Texas.  (Katy-
         Enserch TP#5518)

7.       Existing  Point  of  Interconnection                      4,325
         between Seller  and  Houston  Pipeline
         Company (Seller Meter  No.  3364)  at
         Fulshear, Fort  Bend  County,  Texas.
         (Fulshear-HPL TP#6097)

<PAGE 6>
                                                                   Buyer's
                                                                 Cumulative
                                                             Mainline Capacity
                                                                Entitlement
                  Point(s) of Receipt                            (Mcf/day)*

8.         Existing  Point  of  Interconnection  between           4,325
           Seller and Meter named White Oak Bayou-
           Exxon Gas System, Inc. (Seller Meter No.
           3545), in Harris County, Texas.
           (White Oak Bayou-EGSI TP#1036)

9.         Existing Point of Interconnection                       4,325
           between Seller and Houston Pipeline
           Company (Seller Meter No. 4359) at
           Bammel, Harris County, Texas.
           (Bammei-HPL TP#6014)

10.        Existing Point of Interconnection                       4,325
           between Seller and Delhi Pipeline
           Company (Seller Meter No. 3346) at
           Hardin County, Texas.
           (Hardin-Delhi TP#6696)

11.        Existing  Point  of  Interconnection  between           4,325
           Seller and Meter named Vidor Field Junction
           (Seller Meter No. 3554), in Jasper County,
           Texas.  (Vidor Field Junction TP#2337)

12.        Existing  Point  of  Interconnection  between           4,325
           Seller and Meter named Starks McConathy
           (Seller Meter No.  3535),  in  Calcasieu  Parish,
           Louisiana.   (Starks McConathy TP#7346)

13.        Existing  Point  of  Interconnection  between           4,325
           Seller and Meter named DeQuincy Intercon
           (Seller Meter No.  2698),  in  Calcasieu  Parish,
           Louisiana.   (DeQuincy Intercon TP#7035)

14.        Existing  Point  of  Interconnection  between           4,325
           Seller and Meter named DeQuincy Great Scott
           (Seller Meter No.  3357),  in  Calcasieu  Parish,
           Louisiana.   (DeQuincy Great Scott TP#6809)

15.        Existing  Point  of  Interconnection  between           4,325
           Seiler and Meter named Perkins-Phillips
           (Seller Meter No.  3532),  in  Calcasieu  Parish,
           Louisiana.   (Perkins-Phillips TP#7508)

<PAGE 7>

                                                                   Buyer's
                                                                 Cumulative
                                                              Mainline capacity
                                                                 Entitlement
                Point(s) of Receipt                               (Mcf/day)*

16.        Existing Point  of  Interconnection  between             4,325
           seller and Meter named Perkins (Intercon)
           (Seller Meter No. 3395), in Calcasieu Parish,
           Louisiana.  (Perkins (Intercon) TP#7036)

17.        Existing Point  of  Interconnection  between             4,325
           seller and Meter named Perkins East (Seller
           Meter No. 2369), in Beauregard Parish,
           Louisiana.  (Perkins East TP#139)

18.        Discharge Side  of  Seller's  Compressor                10,686
           station 45 at the Existing point of
           Interconnection between Seller's
           Southwest Louisiana Lateral and Seller's
           Mainline Beauregard Parish, Louisiana.
           (Station 45 TP#7101)

19.        Existing Point  of  Interconnection  between            10,686
           Seller and  Texas  Eastern  Transmission
           Corporation.  (Seller Meter No. 4198) at
           Ragley,  Beauregard  Parish,  Louisiana.
           (Ragley-TET TP#6217)

20.        Existing Point  of  Interconnection  between            10,686
           Seller and Trunkline Gas Company (Seller
           Meter No. 4215) at Racjley, Beauregard Parish,
           Louisiana.  (Ragley-Trunkline TP#6218)

21.        Existing Point  of  Interconnection  between            10,686
           Seller and  Tennessee  Gas  Transmission
           Company (Seller Meter No. 3371) at Kinder,
           Allen Parish, Louisiana.  (Kinder-TGT TP#6149)**

22.        Existing Point  of  Interconnection  between            10,686
           Seller and Texas Gas Transmission Corporation
           (Seller Meter Nos. 3227, 4314, 4457) at Eunice,
           Evangeline Parish, Louisiana.
           (Eunice Mamou Tx Gas TP#6923)

23.        Suction Side of Seller's Compressor Station 50          15,520
           at the Existing Point of Interconnection between Seller's Central Louisiana Lateral and
           Seller's Mainline Evangeline Parish, Louisiana.
           (Station 50 TP#6948)

<PAGE 8>
                                                                   Buyer's
                                                                  Cumulative
                                                              Mainline Capacity
                                                                 Entitlement
                 Point(s) of Receipt                              (Mcf/day)*

24.          Existing Point of Interconnection between             15,520
             Seller  and Columbia Gulf Transmission Corporation
             (Seller Meter No. 3142) at Eunice, Evangeline Parish, Louisiana. (Eunice Evangeline Col. Gulf TP#6414)

25.          Discharge Side of Seller's Compressor                 15,520
             Station 54 at  Seller's  Washington  Storage
             Field, St. Landry Parish, Louisiana.
             (Station 54 TP#6768)

26.          Existing Point  of  Interconnection  between          15,520
             Seller and Acadian  Pipeline  (Seller  Meter
             No. 3506) in Pointe Coupee Parish, Louisiana.
             (Morganza-Acadian Pipeline TP#7060)

27.          Existing Point  of  Interconnection  (Seller          15,520
             Meter No. 3272) at M.P. 566.92, Morganza Field,
             Pointe Coupee Parish, Louisiana.
             (Morganza Field TP#576)

28.          Existing Point of Interconnection between Seller      15,520
             and Meter named West Feliciana Parish-Creole
             (Seller Meter No. 4464), in West Feliciana Parish,
             Louisiana. (West Feliciana Parish-Creole TP#7165)

29.          Existing Point of Interconnection between Seller      15,520
             and Mid-Louisiana Gas Company (Seller Meter Nos.
             4137, 4184, 3229) at Ethei, East Feliciana Parish,
             Louisiana. (Ethel-Mid LA TP#6083)

30.          Existing Point of Interconnection between Seller      15,520
             and Meter named Liverpool Northwest (Seller Meter
             No. 3390), in St. Helena Parish, Louisiana.
             (Liverpool Northwest TP#6757)

31.          Suction Side of Seller's Compressor Station 62 on      9,922
             Seller's Southeast Louisiana Lateral in Terrabonne
             Parish, Louisiana. (Station 62 TP#7141)

32.          Existing Point of Interconnection between Seller       9,922
             and Meter named Terrebonne - LIG in Terrebonne
             Parish, Louisiana.(Terrebonne-LIG TP#4123)

<PAGE 9>

                                                                   Buyer's
                                                                 Cumulative
                                                             Mainline capacity
                                                                Entitlement
                Point(s) of Receipt                             (Mcf/day)*

33.        Existing Point of Interconnection between Seller       9,922
           and Meter named Texas Gas - TLIPCO - Thibodeaux
           (Seller Meter No. 3533), in Lafourche Parish,
           Louisiana. (TXGT-TLIPCO-Thibodeaux TP#7206)

34.        Existing  Point  of  Interconnection  between          9,922
           Seller  and  Meter  named  Romeville-Monterey
           Pipeline (Seller Meter No. 4410), in
           St. James Parish, Louisiana.
           (Romeville-Monterey Pipeline TP#580)

35.        Existing  Point  of  Interconnection  between          9,922
           Seller and Meter  named  St.  James  CCIPC
           (Seller Meter No. 4462), in St. James Parish,
           Louisiana.  (St.  James  CCIPC  TP#7164)**

36.        Existing  Point  of  Interconnection  between          9,922
           Seller and Meter named St. James Faustina-
           (St. Amelia) (Seller Meter No. 3328), in
           St. James Parish, Louisiana.
           (St. James  Faustina  (St.  Amelia)  TP#6268)**

37.        Existing  Point  of  Interconnection  between          9,922
           Seller and Meter named St. James Acadian
           (Seller Meter No. 4366), in St. James Parish,
           Louisiana.  (St.  James  Acadian   TP#6677)**

38.        Existing  Point  of  Interconnection  between          9,922
           Seller and Meter named Livingston-Flare
           (Seller Meter No. 3540), in Livingston Parish,
           Louisiana.   (Livingston-Flare    TP#8739)

39.        Existing  Point  of  Interconnection  between          9,922
           Seller and  Florida  Gas  Transmission  Company
           (Seller Meter No. 3217) at St. Helena, St.
           Helena Parish, Louisiana.  (St. Helena FGT TP#6267)

40.        Existing  Point  of  Interconnection  between          9,922
           Seller and Meter named Beaver Dam Creek
           (Seller Meter No. 3536), in St. Helena Parish,
           Louisiana.  (Beaver  Dam  Creek   TP#8218)

41.        Suction Side  of  Seller's  Compressor  Station       25,442
           65 at the Existing Point of Interconnection between Seller's Southeast Louisiana Lateral and Seller's Mainline St. Helena Parish,
           Louisiana.  (Station 65 TP#6685)

<PAGE 10>
                                                                 Buyer's
                                                               Cumulative
                                                            Mainline capacity
                                                               Entitlement
           Point(s) of Receipt                                 (Mcf/day)*

42.        Existing  Point  of  Interconnection  between         25,442
           Seller and Meter named Amite County/Koch
           (Seller Meter No.  3332),  in  Amite  County,
           Mississippi.  (Amite   County/Koch   TP#6701)

43.        Existing  Point  of  Interconnection  between         25,442
           Seller and Meter named McComb (Seller Meter
           No. 3461), in Pike County, Mississippi.
           (McComb TP#6446)

44.        Existing  Point  of  Interconnection  between         25,442
           Seller and United  Gas  Pipeline  Company  at
           Holmesville (Seller  Meter  No.  3150),  Pike
           County,   Mississippi.    (Holmesville-United TP#6128)

45.        Discharge Side of Seiler's Compressor Station         25,442
           70 at M.P. 661.77 in Walthall County,
           Mississippi.
           (M.P. 661.77-Station 70 Discharge TP#7142)

46.        Existing  Point  of  Interconnection  between         25,442
           Seller and United  Gas  Pipeline  Company  at
           Walthall (Seller Meter No. 3095), Walthall
           County, Mississippi. (Walthall-UGPL TP#6310)

47.        Existing  Point  of  Interconnection  between         25,442
           Seller and Meter named Darbun-Pruett 34-10
           (Seller Meter No. 3446)  at  M.P.  668.46  on
           Seller's Main Transmission Line, Darbun Field,
           Walthall County, Mississippi.
           (Darbun-Pruett TP#6750)

48.        Existing  Point  of  Interconnection  between         25,442
           Seller and Meter named Ivy Newsome (Seller
           Meter No. 3413) in Marion County, Mississippi.
           (Ivy Newsome TP#6179)

49.        Existing  Point  of  Interconnection  between         25,442
           Seller and West Oakvale Field at M.P. 680.47-
           Marion County, Mississippi.
           (M.P. 680.47-West Oakvale Field TP#7144)

<PAGE 11>
                                                                 Buyer's
                                                                Cumulative
                                                            Mainline Capacity
                                                               Entitlement
           Point(s) of Receipt                                 (Mcf/day)*

50.        Existing Point of  Interconnection  between           25,442
           Seiler and East Morgantown Field at M.P.
           680.47 in Marion County, Mississippi.
           (M.P. 680.47-East Morgantown Field TP#7145)

51.        Existing Point of  Interconnection  between           25,442
           Seller and Greens Creek Field, at M.P.
           681.84 Marion County, Mississippi.
           (M.P. 681.84 Greens Creek Field TP#7146)

52.        Existing Point of  Interconnection  between           25,442
           Seller and Meter named M.P. 685.00-Oakvale
           Unit 6-6 in Jefferson  Davis  County,
           Mississippi.
           (M.P. 685.00-Oakvale Unit 6-6 TP#1376)

53.        Existing Point of  Interconnection  between           25,442
           Seller and Meter named M.P. 687.23-Oakvale
           Field in Marion County, Mississippi.
           (M.P. 687.23-Oakvale  Field  TP#7147)

54.        Existing Point of  Interconnection  between           25,442
           Seller and Bassfield at named  M.P.  696.40
           in Marion County, Mississippi.
           (M.P. 696.40 Bassfield TP#9439)

55.        Existing Point of  Interconnection  between           25,442
           Seller and Meter named Lithium/Holiday Creek
           -Frm (Seller Meter No. 3418), in Jefferson
           Davis County, Mississippi.
           (Lithium/Holiday  Creek-Frm  TP#7041)

56.        Existing Point of  Interconnection  between           25,442
           Seller and S.W. Sumrall Field  and  Holiday
           Creek at M.P. 692.05-Holiday Creek in
           Jefferson Davis, Mississippi.
           (M.P. 692.05-Holiday  Creek  TP#7159)

57.        Existing Point of  Interconnection  between           25,442
           Seller and ANR Pipe Line Company at Holiday
           Creek (Seller Meter No. 3241), Jefferson
           Davis County, Mississippi.
           (Holiday Creek-ANR TP#398)

<PAGE 12>
                                                                 Buyer's
                                                               Cumulative
                                                           Mainline Capacity
                                                               Entitlement
            Point(s) of Receipt                                (Mcf/day)*

58.        Existing Point  of  Interconnection  between          25,442
           Seller and Mississippi Fuel Company at
           Jeff Davis (Seller Meter No. 3252),
           Jefferson Davis County, Mississippi.
           (Jefferson Davis County-Miss Fuels TP#6579)

59.        Existing Point  of  Interconnection  between          25,442
           Seller and Meter named Jefferson Davis-Frm
           (Seller Meter No. 4420), in Jefferson Davis
           County, Mississippi.
           (Jefferson Davis-Frm TP#7033)

60.        Existing Point  of  Interconnection  between          25,442
           Seller and Carson Dome Field M.P. 696.41, in Jefferson Davis County, Mississippi.
           (M.P. 696.41-Carson  Dome  Field  TP#7148)

61.        Existing Point  of  Interconnection  between          25,442
           Seller and Meter Station named Bassfield-ANR
           Company at M.P. 703.17  on  Seller's  Main
           Transmission Line (Seller Meter No. 3238),
           Covington County, Mississippi.
           (Bassfield-ANR TP#7029)

62.        Existing Point  of  Interconnection  between          25,442
           Seller and Meter named Patti Bihm #1 (Seller
           Meter No. 3468), in Covington County,
           Mississippi.  (Patti Bihm #1TP#7629)

63.        Discharge Side of Seller's Compressor at              25,442
           Seller's Eminence  Storage  Field  (Seller
           Meter No. 4166 and 3160) at Covington County,
           Mississippi.  (Eminence Storage TP#5561)

64.        Existing Point  of  Interconnection  between          25,442
           Seller and Dont Dome Field  at  M.P.  713.39
           in Covington County, Mississippi.
           (M.P. 713.39-Dont Dome TP#1396)

65.        Existing Point  of  Interconnection  between          25,442
           Seller and Endevco  in  Covington  County,
           Mississippi.
           (Hattiesburg-Interconnect Storage TP#1686)

<PAGE 13>
                                                                 Buyer's
                                                               Cumulative
                                                            Mainline Capacity
                                                               Entitlement
            Point(s) of Receipt                                (Mcf/day)*

66.        Existing Point at  M.P.  719.58  on  Seller's         25,442
           Main Transmission Line (Seller Meter No.
           3544), Centerville, Dome Field, Jones County,
           Mississippi.   (Centerville Dome Field TP#1532)

67.        Existing  Point  of  Interconnection  between         25,442
           Seller and Meter named Calhoun (Seller Meter
           No. 3404), in Jones County, Mississippi.
           (Calhoun TP#378)

68.        Existing Point at  M.P.  727.78  on  Seller's         25,442
           Main Transmission Line, Jones County,
           Mississippi.
           (Jones County-Gitano TP#7166)

69.        Existing  Point  of  Interconnection  between         25,442
           Seller and a Meter  named  Koch  Reedy  Creek
           (Seller Meter No. 3333), Jones County,
           Mississippi.
           (Reedy Creek-Koch TP#670)

70.        Existing  Point  of  Interconnection  between         25,442
           Seller and Meter named Sharon Field
           (Seller Meter No.  3000),  in  Jones  County,
           Mississippi.  (Sharon Field TP#419)

71.        Existing  Point  of  Interconnection  between         25,442
           Seller and Tennessee Gas Transmission Company at Heidelberg (Seller Meter No. 3109), Jasper
           County, Mississippi.
           (Heidelberg-Tennessee TP#6120)

72.        Existing  Point  of  Interconnection  between         25,442
           Seller and Mississippi Fuel Company at
           Clarke (Seller Meter No. 3254), Clarke
           County, Mississippi.
           (Clarke County-Miss Fuels TP#6047)

73.        Existing  Point  of  Interconnection  between         25,442
           Seller and Meter named Clarke County-Koch at M.P. 757.29 in Clarke County, Mississippi.
           (Clarke County-Koch TP#5566)

<PAGE 14>
                                                                 Buyer's
                                                                Cumulative
                                                             Mainline Capacity
                                                                Entitlement
             Point(s) of Receipt                                (Mcf/day)*



74.        Existing Point of Interconnection                     25,442
           between Seiler's mainline and Mobil Bay
           Lateral at M.P. 784.66 in Choctaw County,
           Alabama. (Station 85-Mainline Pool TP#6971)

75.        Existing Point of Interconnection between             25,442
           Seller and Magnolia Pipeline in Chilton County,
           Alabama.(Magnolia Pipeline-Interconnect TP#1808)

76.        Existing Point of Interconnection between             25,442
           Seller and Southern Natural Gas Company, (Seller
           Meter No. 4087) at Jonesboro, Clayton County, Georgia.
           (Jonesboro-SNG TP#6141)

77.        Existing Point of Interconnection between             25,442
           Seller and Columbia Gas Transmission (Seller
           Meter No. 7157) at Dranesville, Fairfax County,
           Virginia.(Dranesville-Colgas TP#6068)**

78.        Existing Point of Interconnection between             25,442
           Seller and Columbia Gas Transmission (Seller
           Meter No. 4080) at Rockville, Baltimore County,
           Maryland.(Rockville-Colgas TP#6227)**

79.        Existing Point of Interconnection between             25,442
           Seller and Columbia Gas Transmission (Seller
           Meter No. 3088) at Downington, Chester County,
           Pennsylvania.(Downington-Colgas TP#6067)**

80.        Existing Point of Interconnection between             25,442
           Seller and Texas Eastern Transmission Corporation
           (Seller Meter No. 4233) at Skippack, Montgomery
           County, Pennsylvania. (Skippack-TET TP#6249)


Buyer shall not tender, without the prior consent of Seller, at any point(s) of receipt on any day a quantity in excess of the applicable Buyer's Cumulative Mainline Capacity Entitlement for such point(s) of receipt.

<PAGE 15>

* These quantities do not include the additional quantities of gas retained by Seller for applicable compressor fuel and line loss make-up provided for in
Article V, 2 of this Service Agreement, which are subject to change as provided for in Article V, 2 hereof.

**   Receipt of gas by displacement only.

<PAGE 16>

         Exhibit B


1.  Seller's Eminence Storage Field,               Prevailing  pressure in
    Covington County, Mississippi.                 Seller's   pipeline   system
                                                   not   to   exceed    maximum
                                                   allowable          operating
                                                   pressure.


2. Existing points of interconnection              Not less than the  available
   Between Buyer and Seller near                   pipeline pressure      on
   Wharton, Pennsylvania.**                        Seller's transmission
                                                   system at the points of
                                                   delivery to Buyer.


3. Existing points of interconnection              Not less than the  available
   between Buyer and Seller at Leidy               pipeline    pressure    on
   Clinton, Pennsylvania.*                         Seller's      transmission
                                                   system at  the points of
                                                   delivery to Buyer.







*Receipt of gas by displacement only.
**Including Wharton Storage.